UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2005 - DECEMBER 31, 2005

                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

•	TimesSquare Small Cap Growth Fund

•	TimesSquare Mid Cap Growth Fund

December 31, 2005

TIMESSQUARE SMALL CAP GROWTH FUND

TIMESSQUARE MID CAP GROWTH FUND

Annual Report

December 31, 2005

Page
About Your Fund’s Expenses	1

Portfolio Manager’s Comments	2

Fund Snapshots	10

Schedules of Portfolio Investments	11

Detailed portfolio listings by security type and industry sector, as valued at December 31, 2005

Financial Statements:

Statements of Assets and Liabilities	18

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	19

Detail of sources of income, Fund expenses and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	20

Detail of changes in Fund assets for the past two years

Financial Highlights	22

Net asset value, total return, expense ratios, turnover ratio and net assets

Notes to Financial Statements	26

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates

Report of Independent Registered Public Accounting Firm	32

Trustees and Officers	33

Nothing contained herein is to be considered an offer or sale or a solicitation of an offer to buy shares of the Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. These Funds incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
TimesSquare Small Cap Growth Fund - Institutional Class
Based on Actual Fund Return	$1,000	$1,088	$5.53
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.35
TimesSquare Small Cap Growth Fund - Premier Class
Based on Actual Fund Return	$1,000	$1,087	$6.36
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.16
TimesSquare Mid Cap Growth Fund - Institutional Class
Based on Actual Fund Return	$1,000	$1,103	$6.25
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.01
TimesSquare Mid Cap Growth Fund - Premier Class
Based on Actual Fund Return	$1,000	$1,101	$7.10
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$6.82

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

TimesSquare Small Cap Growth Fund

Portfolio Manager Comments

TimesSquare Small Cap Growth Fund:

The Managers AMG TimesSquare Small Cap Growth Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare Capital Management, LLC’s investment team (“TimesSquare”) utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Yvette Bockstein and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The Year in Review

Don’t fight the Fed! The old adage rang true in 2005 as the overall stock market was challenged in mounting a meaningful sustainable advance despite continued good growth in the economy and in corporate profits. By raising rates again in December, the Fed made its 13th consecutive quarter-point tightening move since the Fed began raising interest rates in June 2004, when the Federal Funds rate was at a 46-year low of 1 percent. It now stands at 4.25%. In fact, with stock prices unable to keep pace with profit growth, we have witnessed a large decline in trailing price/earnings ratios over the last five years. At its peak in December 1999, the S&P 500 was trading at approximately 30 times trailing earnings and declined 47% to a trailing 16.3 price earnings multiple at the end of 2005.

Midcap stocks, however, solidly led the pack in 2005. Small cap managers moved up the capitalization spectrum and large cap managers moved down the capitalization spectrum and they converged on the middle. Depending on your choice of universe, small caps led or lagged the large caps. Within the Russell Universe, small caps did not outperform the large caps. The Russell 1000 Index rose 6.3%, the Russell Midcap Index rose 12.7% and the Russell 2000 Index rose 4.6% in 2005. Growth stocks acted better as the year progressed narrowing their loss to value stocks in the Russell 2000 Universe; the Russell 2000 Growth Index returned 4.2% vs. 4.7% for the Russell 2000 Value Index.

For the year, firming oil prices fueled the Energy stocks while Technology stocks got crushed early in the year and recovered partially in the latter part of the year. Financial Services companies were held back by the rising short-term interest rate environment which compressed margins. Higher quality traits performed better for most of the year providing opportunity for stock selection to add value.

Our outperformance was attributable to strong stock selection across almost every sector. Despite poor returns in the benchmark, our stock selection results in Technology added excellent value, both on an absolute and relative basis. Strong results from our Health Care, Energy, Materials & Processing, Auto & Transportation and Consumer Discretionary holdings

TimesSquare Small Cap Growth Fund

Portfolio Manager Comments

also contributed to our favorable results. A couple of our Financial Services holdings corrected from 2004’s strong performance.

The first quarter’s bleeding in the Technology stocks continued unabated through April and then rebounded somewhat as the year progressed. Our holdings turned in excellent results, both on an absolute and relative basis. A few announced takeovers certainly helped holdings such as Spectrasite, the cell phone tower operator, up 39%; Macromedia, the developer of software that helps designers and developers to efficiently create websites, up 20%; and Anteon, which provides IT services to the defense industry; up 30%. Earlier in 2005, we established a position in a newly public company, American Reprographics. The company provides document management services to the architectural, engineering and construction industry. Reprographics services encompass the digital management and reproduction of construction documents or other graphics-related material and the corresponding finishing and distribution services. American Reprographics Company provides its core services through a network of more than 200 locally-branded reprographics service centers across the U.S., and on-site at their customers’ locations. Industry fundamentals have been strong as we are in the midst of an upturn in the commercial construction cycle. The company recently reported a very solid quarter with higher than expected revenues and better than expected margins. The position returned 94% in 2005.

An excellent total contribution came from the Health Care sector with our stock selection adding great value. The sector benefited from a moderating economy; strong performance continued from the services side. Davita, the kidney dialysis services company and one of our largest holdings, rose approximately 28%. It completed its acquisition of the kidney dialysis services business of Gambro. The integration of the two businesses looks to have even greater potential cost synergies than was originally thought. Other health care services holdings also continued to add value, including animal healthcare services company, VCA Antech, up 44%; and specialty medical practice, Pediatrix Medical Group, the nation’s leading provider of newborn, maternal-fetal and pediatric physician subspecialty services, up 38%. On the negative side, a poor contribution came from Ligand Pharmaceuticals, returning -56% as it announced a failed test of its drug for lung cancer, Avastin. Our investment thesis was partially based on the potential of a favorable outcome for this drug; we were disappointed and sold the position. Specialty pharmaceutical company, Bradley Pharmaceuticals’ management disappointed us and we sold the stock; it returned -56%.

Our holdings in Consumer Discretionary made a strong showing, adding very good value. We generally tend to overweight business services companies with business models that provide services that are unique and difficult to replicate. Corporate Executive Board, the leading provider of best practices research and analysis, focusing on corporate strategy, operations and general management issues, was one of our top contributors in 2004 and resumed its strong performance in 2005. It increased earnings guidance and generated strong cash flow growth, returning 34%. We sold Getty Images as it reached our maximum capitalization target; it returned 30% in our portfolio. Long time holding, SCP Pool made another solid contribution in 2005, up 18%. The distributor of swimming pool supplies and backyard products recently acquired Horizon which provides backyard irrigation products; this has presented the company with open-ended growth opportunities. Herbalife, a global network marketing company which sells weight-management products, nutritional supplements and personal care products made a strong contribution on good earnings growth; it returned 99% for the year.

TimesSquare Small Cap Growth Fund

Portfolio Manager Comments (continued)

Strong industry fundamentals were the driving factor in the good performance from our Energy holdings. Top contributions came from Quicksilver Resources, a Fort Worth-based exploration & production company, that has expertise developing low-cost, low-risk, unconventional gas reserves, up 74%; Denbury Resources, the largest oil and gas producer in the state of Mississippi, up 66%; and TODCO, a leading provider of contract drilling services, with the largest fleet of drilling rigs in the U.S. Gulf Coast, up 113%.

Our overweight in the Financial Services sector stems from our position in the less interest rate sensitive financial data processors which held up better than the rest of the sector. Our stock selection was very good, producing the year’s top two contributors. Global Payments, which provides electronic payment processing services, reported excellent results and raised its outlook as it expands into Asia; it returned 60%. Commercial real estate services firm, CB Richard Ellis was the number one contributor, up 76% on consistent strong earnings growth. On the negative side, Investors Financial Services, the provider of custody services to financial institutions experienced higher than expected net interest margin compression and corrected 26%. We continue to like the company’s business model longer term. Alliance Data, which provides transaction services, credit services and marketing services and was one of our top contributors in 2004, was a poor contributor this year, off 25%. Perceptions about its private label credit card business continue to plague the stock. The company reported better than expected earnings but its multiple has been compressing.

Looking Forward

Small cap stocks have acted well vs. the large caps for the last six years. The cycle may be mature in length, but its magnitude of outperformance is not extended. Economist Ed Yardeni points to the internet as one possible reason why smaller companies have outperformed bigger companies for so long and why they can continue to do so; their use of the internet in business-to-business and business-to-consumer interactions and transactions has enabled them to grow at a substantially lower cost than they would have in the past, accessing customers around the world that only large multinational companies could access in the past. The impact on revenues, productivity, and profitability is significant. Furthermore large corporations flush with cash may look to buy growth down the market cap spectrum. Note that the outperformance of small caps has come mostly from the value stocks. Growth stocks have been behaving better relative to value stocks in the last few months. Relative valuation metrics favor growth stocks and relative P/E’s are near 26 year lows for both small cap growth and mid cap growth stocks vs. value stocks. We believe that companies with greater visibility of earnings should continue to outperform as the profit cycle matures. Our efforts continue in uncovering companies with attractive business models, with recurring revenues and experienced management teams.

TimesSquare Small Cap Growth Fund

Portfolio Manager Comments (continued)

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000 Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on January 21, 2000 to a $10,000 investment made in the Russell 2000 Growth Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Small Cap Growth Fund – Institutional Class Shares and the Russell 2000 Growth Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
TimesSquare Small Cap Growth	13.44%	5.14%	6.23%
Russell 2000 Growth Index	4.15%	2.28%	(3.63)%

*	Commencement of operations was January 21, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

TimesSquare Mid Cap Growth Fund

Portfolio Manager Comments

TimesSquare Mid Cap Growth Fund:

The Managers AMG TimesSquare Mid Cap Growth Fund seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies.

The Managers AMG TimesSquare Mid Cap Fund invests at least 80% of its assets in securities of mid-capitalization companies. The TimesSquare portfolio management team uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12 to 18 month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap Growth Index. The Russell MidCap Growth Index is the Fund’s benchmark.

TimesSquare Capital Management, LLC’s (“TimesSquare”) investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns.

When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies:

•	Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	That have strong, experienced management teams

•	Whose stocks are selling at reasonable valuations

•	That Fund management believes have the potential to appreciate in price by 25- 50% within the next 12-18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

The TimesSquare Mid Cap Growth Fund began its investing operation on March 4th, 2005. Over that period, mid cap stocks continued to dominate the investment landscape. Despite the headwinds from the Fed’s thirteen consecutive quarter-point tightening moves since it

TimesSquare Mid Cap Growth Fund

Portfolio Manager Comments (continued)

began raising interest rates in June 2004, from a 46-year low of 1 percent to a current 4.25%, mid cap stocks managed to solidly lead the pack in 2005. Small cap managers moved up the capitalization spectrum and large cap managers moved down the capitalization spectrum and they converged on the middle.

Solid returns from our Telecom, Technology, Producer Durables and Health Care Services holdings produced good contributions to the portfolio. Strong results from our Energy holdings had a positive impact on overall results. An underweight in Energy stocks detracted from results for the period. Some disappointments in a few Consumer Discretionary holdings as well as continued pressure in the Financial Services holdings were among the detractors for the period.

Our Health Care holdings made excellent contributions to the portfolio. The sector benefited from a moderating economy; strong performance continued from the services side. Davita, the kidney dialysis services company and one of our largest holdings, rose approximately 15% over the period. It completed its acquisition of the kidney dialysis services business of Gambro. The integration of the two businesses looks to have even greater potential cost synergies than was originally thought. Other health care services holdings also continued to add value, including animal healthcare services company, VCA Antech, up 46%; and medical waste management firm, Stericycle, up 28%. Express Scripts, a leading pharmacy benefits manager was sold upon reaching our price target; the strong contributor returned 52%. One of our few biotech holdings, Cephalon, made a solid contribution, up 35%. In the last month the company reached settlements with three of the four generic manufacturers challenging the patent on its biggest drug Provigil. The deal allows the generic makers to sell the sleepdisorder medicine in 2011, three years before the disputed patent expires. The removal of this business uncertainty was well received by investors. As the year was coming to a close, the FDA issued an approvable letter for VIVITROL which is under review for the treatment of alcohol dependence. This is one of four new products the company is hoping to launch in 2006.

Our Technology, Producer Durables and Telecom stocks added good value over the period. American Tower, whose merger with fellow cell phone tower operator, Spectrasite, was completed in August, experienced strong cash flow growth and the stock appreciated 42%, the second largest contributor. We owned Spectrasite prior to the merger and its 27% return made it one of the portfolio’s top contributors as well. America Movil, the Central American wireless telecom firm, has been adding subscribers at a greater than expected pace. A strong Mexican stock market has also propelled the holding higher, making it one of the period’s top contributors, up 51%. This appreciation caused us to sell the position due to market capitalization considerations. On the negative side, we eliminated ATI Technologies, the maker of semiconductor chips used in graphics. The company is losing market share in the near term; it returned -33% making a poor contribution. We also eliminated business intelligence software company Cognos, on increased competitive pressures; the position was a poor contributor, returning -25%.

Strong industry fundamentals benefited our Energy sector holdings. BJ Services, the leading provider of pressure pumping and other oilfield services to the petroleum industry was able to raise rates for its services and delivered better than expected earnings; the position returned 42%, a top contributor. During the period we purchased Range Resources, an independent oil and gas company operating in the Southwest, Appalachian and Gulf

TimesSquare Mid Cap Growth Fund

Portfolio Manager Comments (continued)

Coast; it returned 25%. The company made acquisitions last year which have given Range Resources a very attractive acreage position and drilling inventory. Production growth of 8% to 10% per year over the next three years should generate strong free cash flow and we view the company as attractively valued.

With evidence of the consumer finally slowing down, it is no wonder that this sector provided poor returns to the benchmark over the period. Our relative results were very good due to the better performance of our business services holdings. We tend to overweight business services companies with business models that provide services that are unique and difficult to replicate. A great contribution came from Getty Images, returning 23% over the period. The company, which has a great inventory of current and historical photographs and sells the use of them most recently through the Internet, continues to execute its business strategy flawlessly. It reported great earnings as it successfully integrated recent acquisitions. Outdoor advertising company Lamar Advertising was a strong contributor over the period, up 17%. A move to digital billboards presents a large long term growth opportunity for the company. On the negative side, carpet manufacturer, Mohawk experienced rising cost pressures and the position was off 6% over the period. Radio company, Entercom Communications, also was a poor contributor, returning -16% as the industry is facing a slowing growth rate.

We have been disappointed with our results in the Financial Services sector thus far. On the positive side, CB Richard Ellis has been delivering solid earnings from its growing commercial real estate services business. Returning 56%, it was the portfolio’s top contributor over the period. On the negative side, Investors Financial Services, the provider of custody services to financial institutions experienced higher than expected net interest margin compression and corrected 30%. We continue to like the company’s business model longer term.

Looking Forward

Small and mid cap stocks have acted well vs. the large caps for the last six years. The cycle may be mature in length, but its magnitude of outperformance is not extended. Economist Ed Yardeni points to the Internet as one possible reason why smaller companies have outperformed bigger companies for so long and why they can continue to do so; their use of the internet in business-to-business and business-to-consumer interactions and transactions has enabled them to grow at a substantially lower cost than they would have in the past, accessing customers around the world that only large multinational companies could access in the past. The impact on revenues, productivity, and profitability is significant. Furthermore, large corporations flush with cash may look to buy growth down the market cap spectrum. Note that the outperformance of small and mid caps has come mostly from the value stocks. Growth stocks have been behaving better relative to value stocks in the last few months. Relative valuation metrics favor growth stocks and relative P/E’s are near 26 year lows for both small cap growth and mid cap growth stocks vs. value stocks. We believe that companies with greater visibility of earnings should continue to outperform as the profit cycle matures. Our efforts continue in uncovering companies with attractive business models, with recurring revenues and experienced management teams.

TimesSquare Mid Cap Growth Fund

Portfolio Manager Comments (continued)

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. Unlike the Fund, the Russell MidCap Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 4, 2005 to a $10,000 investment made in the Russell MidCap Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Mid Cap Growth Fund – Institutional Class Shares and the Russell MidCap Growth Index since inception through December 31, 2005.

Average Annual Total Returns:	Since Inception*
TimesSquare Mid Cap Growth	11.17%
Russell Mid Growth Index	13.30%

*	Commencement of operations was March 4, 2005.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Fund Snapshots

December	31, 2005

Portfolio Breakdown

Major Sectors	TimesSquare Small Cap Growth Fund	Russell 2000 Growth Index	TimesSquare Mid Cap Growth Fund	Russell MidCap Growth
Consumer Discretionary	7.2%	15.6%	17.4%	22.7%
Consumer Staples	3.8	2.1	0.8	2.4
Energy	5.9	7.7	6.1	10.2
Financials	12.1	9.8	14.1	9.0
Health Care	16.0	20.5	22.4	16.7
Industrials	22.0	14.6	8.2	12.8
Information Technology	22.4	25.2	17.7	20.9
Materials	0.8	3.4	4.6	2.9
Telecommunication Services	1.8	1.0	4.1	1.5
Utilities	0.0	0.1	0.0	0.9
Other Assets and Liabilities	8.0		4.6

	100.0%		100.0%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations.

Top Ten Holdings

TimesSquare Small Cap Growth Fund

% Fund
Alliance Data Systems Corp.*	2.7%
SCP Pool Corp.*	2.6
DaVita, Inc.*	2.4
Education Management Corp.*	2.4
Corporate Executive Board Co.*	1.9
Pediatrix Medical Group, Inc.	1.8
CB Richard Ellis Group, Inc.	1.8
CapitalSource, Inc.*	1.7
West Corp.	1.7
Investors Financial Services Corp.*	1.6

Top Ten as a Group	20.6%

TimesSquare Mid Cap Growth Fund

% Fund
DaVita, Inc.*	6.3%
CapitalSource, Inc.*	4.1
American Tower Corp.	3.5
Lincare Holdings, Inc.	2.9
SCP Pool Corp.	2.7
Lamar Advertising Co.*	2.7
Autoliv, Inc.*	2.5
Amdocs, Ltd.	2.2
CB Richard Ellis Group, Inc.*	2.2
Alliance Data Systems Corp.*	2.1

Top Ten as a Group	31.2%

*	Top Ten Holding at June 30, 2005.

Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2005

	Shares		Value
Common Stocks - 92.0%
Consumer Discretionary - 7.2%
Advance Auto Parts, Inc.*	50,500		$2,194,730
ADVO, Inc.	26,400		743,952
Carmike Cinemas, Inc.	60,000	[2]	1,521,600
Kerzner International, Ltd.*	88,200	[2]	6,063,750
Marvel Entertainment, Inc.*	224,050	[2]	3,669,939
Monroe Muffler Brake, Inc.	50,000		1,516,000
Orient-Express Hotels Ltd.	146,000	[2]	4,601,920
Radio One, Inc.*	332,000	[2]	3,436,200
SCP Pool Corp.	408,337	[2]	15,198,303
Williams Scotsman International, Inc.*	185,000	[2]	3,202,350
Total Consumer Discretionary			42,148,744
Consumer Staples - 3.8%
Central Garden & Pet Co.*	156,000		7,166,640
Herbalife Ltd.*	200,000	[2]	6,504,000
Inter Parfums, Inc.	180,000		3,232,800
United Natural Foods, Inc.*	195,000	[2]	5,148,000
Total Consumer Staples			22,051,440
Energy - 5.9%
Denbury Resources, Inc.*	312,600		7,121,028
Hydril Co.*	55,000		3,443,000
Pioneer Drilling Co.*	203,000	[2]	3,639,790
Quicksilver Resources, Inc.*	111,500	[2]	4,684,115
TODCO Class A*	218,000	[2]	8,297,080
Universal Compression Holdings, Inc.*	187,000	[2]	7,689,440
Total Energy			34,874,453
Financials - 12.1%
Assured Guaranty, Ltd.	178,100		4,521,959
CapitalSource, Inc.*	453,000	[2]	10,147,200
CB Richard Ellis Group, Inc.*	180,000	[2]	10,593,000
Cohen & Steers, Inc.	214,300	[2]	3,992,409
Investors Financial Services Corp.	262,000	[2]	9,649,460
Jefferies Group, Inc.	125,000	[2]	5,622,500
Markel Corp.*	26,000	[2]	8,243,300
Midwest Banc Holdings, Inc.	155,000	[2]	3,448,750
optionsXpress, Inc.	240,000	[2]	5,892,000
Primus Guaranty, Ltd.*	411,673	[2]	5,372,333
UCBH Holdings, Inc.	200,000	[2]	3,576,000
Total Financials			71,058,911

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care -16.0%
Advisory Board Co., The*	123,600	[2]	$5,892,012
BioMarin Pharmaceutical, Inc.*	355,000	[2]	3,826,900
Bio-Rad Laboratories, Inc.*	85,000	[2]	5,562,400
DaVita, Inc.*	283,174		14,339,931
Eclipsys Corp.*	252,000	[2]	4,770,360
Genesis HealthCare Corp.*	96,500	[2]	3,524,180
Haemonetics Corp.*	75,000		3,664,500
Integra LifeSciences Holdings Corp.*	127,000	[2]	4,503,420
Magellan Health Services, Inc.*	250,000	[2]	7,862,500
Pediatrix Medical Group, Inc.*	122,000		10,805,540
Pharmion Corp.*	165,000	[2]	2,932,050
PolyMedica Corp.	163,965	[2]	5,487,909
Radiation Therapy Services, Inc.*	72,500	[2]	2,559,975
Respironics, Inc.*	207,000		7,673,490
Symmetry Medical Inc.*	177,000	[2]	3,432,030
VCA Antech, Inc.*	240,000		6,768,000
Total Health Care			93,605,197
Industrials - 22.0%
Actuant Corp., Class A	5,500	[2]	306,900
American Reprographics Co.*	200,200		5,087,082
Axsys Technologies, Inc.*	81,000		1,453,950
Beacon Roofing Supply, Inc.*	144,000	[2]	4,137,120
ChoicePoint, Inc.*	182,000		8,100,820
Corporate Executive Board Co.	125,000	[2]	11,212,500
CoStar Group, Inc.*	100,000	[2]	4,317,000
Dionex Corp.*	100,000		4,908,000
Educate, Inc.*	242,100		2,856,780
Education Management Corp.*	427,800		14,335,578
Huron Consulting Group, Inc.*	14,300		343,057
Jackson Hewitt Tax Service, Inc.	217,000		6,013,070
Manitowoc Co., The	105,000	[2]	5,273,100
Mobile Mini, Inc.*	174,600	[2]	8,276,040
MTC Technologies, Inc.*	120,400	[2]	3,296,552
Orbital Sciences Corp.*	448,000	[2]	5,752,320
Pacer International, Inc.*	121,900	[2]	3,176,714
Portfolio Recovery Associates, Inc.*	94,800	[2]	4,402,512
Resources Connection, Inc.*	312,040	[2]	8,131,762
Si International, Inc.*	145,000	[2]	4,432,650
Stericycle, Inc.*	139,200	[2]	8,196,096
UTI Worldwide, Inc.	60,000	[2]	5,570,400

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials (continued)
West Corp.*	230,000	[2]	$9,694,500
Total Industrials			129,274,503
Information Technology - 22.4%
Alliance Data Systems Corp.*	441,400	[2]	15,713,840
Alvarion, Ltd.*	380,000	[2]	3,313,600
Anteon International Corp.*	118,600		6,445,910
Atheros Communications*	200,000	[2]	2,600,000
ATMI, Inc.*	153,000	[2]	4,279,410
Cogent Inc.*	152,600	[2]	3,460,968
Cognex Corp.	195,000	[2]	5,867,550
CSG Systems International, Inc.*	212,000	[2]	4,731,840
Cymer, Inc.*	68,000		2,414,680
Dolby Laboratories, Inc.*	187,000		3,188,350
EFJ, Inc.*	145,000		1,471,750
Embarcadero Technologies, Inc.*	250,000		1,820,000
Fair Isaac Corp.	60,000		2,650,200
Filenet Corp.*	70,100	[2]	1,812,085
Global Payments, Inc.	200,000		9,322,000
Henry (Jack) & Associates, Inc.	350,000		6,678,000
Informatica Corp.*	500,000	[2]	6,000,000
J2 Global Communications, Inc.*	102,000	[2]	4,359,480
MICROS Systems, Inc.*	125,000		6,040,000
Microsemi Corp.*	217,000	[2]	6,002,220
PMC - Sierra, Inc.*	350,000	[2]	2,698,500
Sapient Corp.*	450,000	[2]	2,560,500
Semtech Corp.*	147,500	[2]	2,693,350
SERENA Software, Inc.*	245,700		5,759,208
Supertex, Inc.*	70,000	[2]	3,097,500
TRX, Inc.*	327,400		2,563,542
Varian Semiconductor Equipment Associates, Inc.*	50,000	[2]	2,196,500
Wind River Systems, Inc.*	380,000		5,612,600
Wright Express Corp.*	265,000		5,830,000
Total Information Technology			131,183,583
Materials - 0.8%
Martin Marietta Materials, Inc.	60,000	[2]	4,603,200
Telecommunication Services - 1.8%
Alamosa Holdings, Inc.*	275,000	[2]	5,117,750
New Skies Satellites Holdings Ltd.	123,100	[2]	2,679,887

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services (continued)
Premiere Global Services, Inc.*	375,000	$3,048,750
Total Telecommunication Services		10,846,387
Total Common Stocks (cost $438,870,676)		539,646,418
Other Investment Companies - 35.4%[1]
iShares Russell 2000 Growth Index Fund	95,000[2]	6,613,900
Bank of New York Institutional
Cash Reserves Fund, 4.30%[3]	163,847,584	163,847,584
JPMorgan Prime Money Market Fund,
Institutional Class Shares, 4.14%	38,158,803	38,158,803
Total Other Investment Companies (cost $208,620,287)		208,620,287
Total Investments -127.4% (cost $647,451,051)		748,266,705
Other Assets, less Liabilities - (27.4)%		(161,373,284)
Net Assets - 100.0%		$586,893,421

Note:	Based on the cost of investments of $647,544,581 for Federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation and depreciation were $109,260,301 and $9,143,088, respectively, resulting in net unrealized appreciation of investments of $100,117,213.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $158,906,150, or 27.1% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2005

	Shares		Value
Common Stocks - 95.4%
Consumer Discretionary - 17.4%
Advance Auto Parts, Inc.*	31,450		$1,366,817
Autoliv, Inc.	47,000	[2]	2,134,740
Entercom Communications Corp.*	6,400	[2]	189,888
Getty Images, Inc.*	9,000	[2]	803,430
Lamar Advertising Co.*	48,900	[2]	2,256,246
Marvel Entertainment, Inc.*	43,000	[2]	704,340
Meredith Corp.	13,000		680,420
Mohawk Industries, Inc.*	18,000	[2]	1,565,640
NTL, Inc.*	14,500	[2]	987,160
SCP Pool Corp.	62,200		2,315,084
Tiffany & Co.	18,300	[2]	700,707
Weight Watchers International, Inc.*	20,300		1,003,429
Total Consumer Discretionary			14,707,901
Consumer Staples - 0.8%
Constellation Brands, Inc.*	25,400	[2]	666,242
Energy - 6.1%
BJ Services Co.	36,100	[2]	1,323,787
Denbury Resources, Inc.*	33,900		772,242
GlobalSantaFe Corp.	27,700	[2]	1,333,755
Patterson-UTI Energy, Inc.	15,600		514,020
Range Resources Corp.	45,750	[2]	1,205,055
Total Energy			5,148,859
Financials - 14.1%
AMBAC Financial Group, Inc.	12,000		924,720
CapitalSource, Inc.*	155,600	[2]	3,485,440
CB Richard Ellis Group, Inc.*	32,100	[2]	1,889,085
Countrywide Financial Corp.	44,600		1,524,874
Endurance Specialty Holdings, Ltd.	29,600	[2]	1,061,160
Legg Mason, Inc.	7,700		921,613
Markel Corp.*	2,900		919,445
Moody’s Corp.	9,100		558,922
SEI Investments Co.	19,000		703,000
Total Financials			11,988,259
Health Care - 22.4%
Cephalon, Inc.*	14,500	[2]	938,730
Cytyc Corp.*	40,500	[2]	1,143,315
DaVita, Inc.*	106,000	[2]	5,367,840
Edwards Lifesciences Corp.*	25,400		1,056,894
Fisher Scientific International, Inc.*	23,100	[2]	1,428,966

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care (continued)
IMS Health, Inc.	44,700		$1,113,924
Laboratory Corp. of America Holdings*	19,700	[2]	1,060,845
Lincare Holdings, Inc.*	58,100		2,434,971
Sepracor, Inc.*	22,700	[2]	1,171,320
Shire Pharmaceuticals PLC	43,400	[2]	1,683,486
Valeant Pharmaceuticals International	45,800	[2]	828,064
VCA Antech, Inc.*	26,300		741,660
Total Health Care			18,970,015
Industrials - 8.2%
Ametek, Inc.	12,900		548,766
ChoicePoint, Inc.*	33,600		1,495,536
Dun & Bradstreet Corp.*	11,400		763,344
Education Management Corp.*	46,600		1,561,566
L-3 Communications Holdings, Inc.	13,700		1,018,595
R.R. Donnelley & Sons Co.	22,700	[2]	776,567
Stericycle, Inc.*	13,700	[2]	806,656
Total Industrials			6,971,030
Information Technology - 17.7%
Activision, Inc.*	61,800		849,132
Adobe Systems, Inc.	17,200		635,712
Advanced Micro Devices, Inc.*	20,300	[2]	621,180
Affiliated Computer Services, Inc.*	14,900	[2]	881,782
Alliance Data Systems Corp.*	51,000	[2]	1,815,600
Amdocs, Ltd.*	69,200	[2]	1,903,000
ASML Holding N.V.*	36,800	[2]	738,944
Avid Technology, Inc.*	16,700	[2]	914,492
Broadcom Corp., Class A*	17,600		829,840
Check Point Software Technologies Ltd.*	45,300	[2]	910,530
Cogent Inc.*	15,800	[2]	358,344
Electronics for Imaging, Inc.*	18,800	[2]	500,268
Fairchild Semiconductor International, Inc.*	53,000		896,230
Microchip Technology, Inc.	34,400	[2]	1,105,960
NAVTEQ Corp.*	11,700		513,279
Roper Industries, Inc.	21,300		841,563
Xilinx, Inc.	27,000		680,670
Total Information Technology			14,996,526
Materials - 4.6%
Martin Marietta Materials, Inc.	11,800		905,296
Potash Corp. of Saskatchewan	14,900		1,195,278
Sealed Air Corp.*	10,300	[2]	578,551

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials (continued)
Vulcan Materials Co.	17,600	$1,192,400
Total Materials		3,871,525
Telecommunication Services - 4.1%
American Tower Corp.*	110,300	2,989,130
NeuStar, Inc., Class A*	17,400	530,526
Total Telecommunication Services		3,519,656
Total Common Stocks (cost $77,602,372)		80,840,013
Other Investment Companies - 21.5%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	15,434,845	15,434,845
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	2,790,620	2,790,620
Total Other Investment Companies (cost $18,225,465)		18,225,465
Total Investments - 116.9% (cost $95,827,837)		99,065,478
Other Assets, less Liabilities - (16.9)%		(14,353,727)
Net Assets -100.0%		$84,711,751

Note:	Based on the cost of investments of $95,926,561 for Federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation and depreciation were $3,968,021 and $829,104, respectively, resulting in net unrealized appreciation of investments of $3,138,917.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $15,042,770, or 17.8% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

December 31, 2005

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value (including securities on loan valued at $158,906,150 and $15,042,770, respectively)	$748,266,705	$99,065,478
Receivable for investments sold	888,804	1,100,705
Receivable for Fund shares sold	1,728,766	108,468
Dividends and other receivables	1,436,375	308,065
Prepaid expenses	10,600	15,756

Total assets	752,331,250	100,598,472

Liabilities:
Payable to Custodian	604,911	—
Payable upon return of securities loaned	163,847,584	15,434,845
Payable for investments purchased	321,337	333,909
Payable for Fund shares repurchased	96	—
Accrued expenses:
Investment advisory and management fees	479,617	61,973
Other	184,284	55,994

Total liabilities	165,437,829	15,886,721

Net Assets	$586,893,421	$84,711,751

Institutional Class Shares:
Net Assets	$445,484,619	$71,283,762
Shares outstanding	36,881,828	6,446,525

Net asset value, offering and redemption price per share	$12.08	$11.06

Premier Class Shares:
Net Assets	$141,408,802	$13,427,989
Shares outstanding	11,783,512	1,216,925

Net asset value, offering and redemption price per share	$12.00	$11.03

Net Assets Represent:
Paid-in capital	$484,558,400	$80,904,082
Undistributed net investment income	—	9,188
Accumulated net realized gain from investments	1,519,367	560,840
Net unrealized appreciation of investments	100,815,654	3,237,641

Net Assets	$586,893,421	$84,711,751

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the year ended December 31, 2005

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund*
Investment Income:
Dividend income	$3,417,181	$425,640
Interest income	19,012	—
Foreign withholding tax	(3,000)	(250)
Securities lending fees	247,350	8,465

Total investment income	3,680,543	433,855

Expenses:
Investment advisory and management fees	5,422,450	236,252
Shareholder servicing fees - Premier Class	121,369	8,458
Distribution fees - Retail Class	7,853	—
Custodian	129,184	38,020
Professional fees	108,645	28,966
Registration fees	68,678	24,021
Fund accounting	60,428	—
Transfer agent	45,849	5,085
Trustees fees and expenses	34,479	1,329
Reports to shareholders	29,028	3,405
Miscellaneous	85,754	2,962

Total expenses before expense offsets	6,113,717	348,498

Less: Expense reimbursement	(230,458)	(59,558)
Expense reductions	—	(1,259)

Net expenses	5,883,259	287,681

Net investment income (loss)	(2,202,716)	146,174

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	59,147,062	857,644
Net unrealized appreciation of investments	12,703,217	3,237,641

Net realized and unrealized gain	71,850,279	4,095,285

Net Increase in Net Assets Resulting from Operations	$69,647,563	$4,241,459

*	Commencement of operations was March 4, 2005.

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2005	2004
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(2,202,716)	$(3,816,000)
Net realized gain on investments	59,147,062	18,427,000
Net unrealized appreciation of investments	12,703,217	35,226,000

Net increase in net assets resulting from operations	69,647,563	49,837,000

Distributions to Shareholders:
From net investment income:
Institutional Class Shares	—	(2,296,000)
Premier Class Shares	—	(394,000)
Retail Class Shares*	—	(19,000)
From net realized capital gains:
Institutional Class Shares	(37,184,520)	(11,186,000)
Premier Class Shares	(22,758,548)	(2,827,000)
Retail Class Shares*	(336,805)	(340,000)

Total distributions to shareholders	(60,279,873)	(17,062,000)

From Capital Share Transactions:
Proceeds from sale of shares	122,495,484	148,933,000
Reinvestment of dividends and distributions	59,989,757	17,062,000
Cost of shares repurchased	(131,099,411)	(75,413,000)

Net increase from capital share transactions	51,385,830	90,582,000

Total increase in net assets	60,753,520	123,357,000

Net Assets:
Beginning of year	526,139,901	402,783,000

End of year	$586,893,421	$526,140,000

End of year distributions in excess of net investment income	—	$(2,582)

*	Retail Class shares were merged into the Premier Class shares at the close of business on April 8, 2005.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Statement of Changes in Net Assets

For the period ended December 31,

2005*
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$146,174
Net realized gain on investments	857,644
Net unrealized appreciation of investments	3,237,641

Net increase in net assets resulting from operations	4,241,459

Distributions to Shareholders:
From net investment income:
Institutional Class Shares	(115,329)
Premier Class Shares	(21,657)
From net realized capital gains:
Institutional Class Shares	(249,880)
Premier Class Shares	(46,924)

Total distributions to shareholders	(433,790)

From Capital Share Transactions:
Proceeds from sale of shares	81,691,315
Reinvestment of dividends and distributions	416,160
Cost of shares repurchased	(1,203,393)

Net increase from capital share transactions	80,904,082

Total increase in net assets	84,711,751

Net Assets:
Beginning of period	—

End of period	$84,711,751

End of period undistributed net investment income	$9,188

*	Commencement of operations was March 4, 2005.

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund - Institutional Class

Financial Highlights

For a share outstanding throughout each year shown

	For the year ended December 31,
	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Year	$11.88		$11.06		$8.16		$10.00		$11.00
Income from Investment Operations:
Net investment loss	(0.05	)(c)	(0.08	)(c)	(0.09	)(c)	(0.07	)(c)	(0.06)
Net realized and unrealized gain (loss) on investments	1.60		1.30		3.15		(1.77)		(0.94)

Total from investment operations	1.55		1.22		3.06		(1.84)		(1.00)

Less Distributions to Shareholders from:
Net investment income	—		(0.07)		(0.13)		—		—
Net realized gain on investments	(1.35)		(0.33)		(0.03)		—		—

Total distributions to shareholders	(1.35)		(0.40)		(0.16)		—		—

Net Asset Value, End of Year	$12.08		$11.88		$11.06		$8.16		$10.00

Total Return (a)	13.44%		11.05%		37.48%		(18.40)%		(9.09)%

Ratio of net expenses to average net assets	1.05%		1.05%		1.05%		1.05%		1.05%
Ratio of net investment loss to average net assets	(0.38)%		(0.79)%		(0.86)%		(0.85)%		(0.66)%
Portfolio turnover	76%		70%		61%		57%		160%
Net assets at end of year (000’s omitted)	$445,485		$410,171		$324,742		$51,762		$9,441
Ratios absent expense offsets (b):
Ratio of total expenses to average net assets	1.09%		1.09%		1.12%		1.45%		1.75%
Ratio of net investment loss to average net assets	(0.04)%		(0.83)%		(0.93)%		(1.25)%		(1.36)%

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Ratio information assuming no reduction of Fund expenses.

(c)	Per share numbers have been calculated using average shares.

TimesSquare Small Cap Growth Fund - Premier Class

Financial Highlights

For a share outstanding throughout each year shown

	For the year ended December 31,
	2005		2004		2003		2002		2001
Net Asset Value, Beginning of Year	$11.83		$11.02		$8.12		$9.97		$10.98

Income from Investment Operations:
Net investment loss	(0.06	)(c)	(0.10	)(c)	(0.11	)(c)	(0.09	)(c)	(0.08)
Net realized and unrealized gain (loss) on investments	1.58		1.29		3.16		(1.76)		(0.93)

Total from investment operations	1.52		1.19		3.05		(1.85)		(1.01)

Less Distributions to Shareholders from:
Net investment income	—		(0.05)		(0.12)		—		—
Net realized gain on investments	(1.35)		(0.33)		(0.03)		—		—

Total distributions to shareholders	(1.35)		(0.38)		(0.15)		—		—

Net Asset Value, End of Year	$12.00		$11.83		$11.02		$8.12		$9.97

Total Return (a)	13.24%		10.80%		37.53%		(18.56)%		(9.20)%

Ratio of net expenses to average net assets	1.21%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment loss to average net assets	(0.51)%		(0.99)%		(1.06)%		(1.06)%		(0.87)%
Portfolio turnover	76%		70%		61%		57%		160%
Net assets at end of year (000’s omitted)	$141,409		$103,589		$67,375		$5,482		$6,370
Ratios absent expense offsets(b):
Ratio of total expenses to average net assets	1.25%		1.29%		1.32%		1.65%		1.95%
Ratio of net investment loss to average net assets	(0.04)%		(1.03)%		(1.13)%		(1.46)%		(1.57)%

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Ratio information assuming no reduction of Fund expenses.

(c)	Per share numbers have been calculated using average shares.

TimesSquare Mid Cap Growth Fund - Institutional Class

Financial Highlights

For a share outstanding throughout the period

	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.02
Net realized and unrealized gain on investments	1.10

Total from investment operations	1.12

Less Distributions to Shareholders from:
Net investment income	(0.02)
Net realized gain on investments	(0.04)

Total distributions to shareholders	(0.06)

Net Asset Value, End of Period	$11.06

Total Return (a)	11.17	%(b)

Ratio of net expenses to average net assets	1.18	%(c)
Ratio of net investment income to average net assets	0.70	%(c)
Portfolio turnover	48	% (b)
Net assets at end of period (000’s omitted)	$71,284
Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.38	%(c)
Ratio of net investment income to average net assets	0.50	%(c)

*	Commencement of operations was on March 4, 2005.

(a)	Total return and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

TimesSquare Mid Cap Growth Fund - Premier Class

Financial Highlights

For a share outstanding throughout the period

	For the period ended December 31, 2005*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.08

Total from investment operations	1.09

Less Distributions to Shareholders from:
Net investment income	(0.02)
Net realized gain on investments	(0.04)

Total distributions to shareholders	(0.06)

Net Asset Value, End of Period	$11.03

Total Return (a)	10.87	%(b)

Ratio of net expenses to average net assets	1.34	%(c)
Ratio of net investment income to average net assets	0.28	%(c)
Portfolio turnover	48	% (b)
Net assets at end of period (000’s omitted)	$13,428
Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.77	%(c)
Ratio of net investment loss to average net assets	(0.15	)%(c)

*	Commencement of operations was on March 4, 2005.

(a)	Total return would and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

Notes to Financial Statements

December 31, 2005

(1)	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”), formerly Small Cap Growth/TimesSquare Fund, a series of CIGNA Funds Group (“CIGNA”), and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.” The former Fund will be referred to herein as “the former Small Cap Fund.”

At the close of business on April 8, 2005, the former Small Cap Fund was re-organized from a series of the CIGNA Funds Group into the Managers AMG TimesSquare Small Cap Growth Fund, a series of the Managers AMG Funds.

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a)	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of the Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the

Notes to Financial Statements (continued)

Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

(b)	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts, these payments to third parties represent shareholder recordkeeping services and are expected to not exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense for 2005 was 0.10% for Small Cap - Premier Class and 0.14% for Mid Cap - Premier Class. (Prior to April 8, 2005, the former Small Cap Fund - Premier Class Shares incurred similar payments for shareholder recordkeeping services.) The Funds may have certain portfolio trades directed to a brokerage firm, under a brokerage recapture program, which paid a portion of the Funds’ expenses. For the year ended December 31, 2005, under these arrangements the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap - $0 and Mid Cap - $1,259 or 0.1%. (Prior to April 8, 2005, the former Small Cap Fund did not participate in a brokerage recapture program.)

Each of the Funds has a “balance credit” agreement with The Bank of New York (“BNY”) whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. (Prior to April 8, 2005, the former Small Cap Fund participated in a similar program offered by State Street Bank.) For the year ended December 31, 2005, the custodian expense was not reduced.

(d)	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually

Notes to Financial Statements (continued)

in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2004 and 2005 was as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap 2005
	2005	2004
Distributions paid from:
Ordinary income	$—	$—	$136,986
Short-term capital gains	16,363,519	2,708,430	296,804
Long-term capital gains	43,916,354	14,353,180	—

	$60,279,873	$17,061,610	$433,790

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital loss carryforward	$—	$—
Undistributed ordinary income	—	9,188

(e)	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f)	Capital Loss Carryovers

As of December 31, 2005, the Funds have no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes.

(g)	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Notes to Financial Statements (continued)

At December 31, 2005, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Small Cap Institutional Class - 2 own collectively 27%; Small Cap Premier Class - 4 own collectively 86%; Mid Cap Institutional Class – 2 own collectively 36% and Mid Cap Premier Class – 2 own collectively 49%. Transactions by these shareholders may have a material impact on their respective Fund. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2005*		For the year ended December 31, 2004
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	5,769,211	$69,168,350	7,154,000	$80,250,000
Reinvestments of dividends and distributions	3,840,744	45,671,361	1,134,000	13,482,000
Cost of shares repurchased	(7,247,845)	(87,731,186)	(3,124,000)	(34,930,000)

Net Increase - Institutional Shares	2,362,110	$27,108,525	5,164,000	$58,802,000

Premier Shares:
Proceeds from sale of shares	4,388,406	$53,039,147	5,713,000	$64,452,000
Reinvestments of dividends and distributions	1,179,194	13,981,591	272,000	3,221,000
Cost of shares repurchased	(3,564,602)	(42,485,859)	(3,343,000)	(36,843,000)
Merger of Retail Shares into Premier Shares	1,023,901	9,859,924	—	—

Net Increase - Premier Shares	3,026,899	$34,394,803	2,642,000	$30,830,000

Retail Shares:**
Proceeds from sale of shares	25,148	$287,987	387,000	$4,231,000
Reinvestments of dividends and distributions	30,180	336,805	30,000	359,000
Cost of shares repurchased	(77,226)	(882,366)	(338,000)	(3,640,000)
Merger of Retail Shares into Premier Shares	(1,032,032)	(9,859,924)

Net Increase (Decrease) - Retail Shares	(1,053,930)	$(10,117,498)	79,000	$950,000

Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	6,479,530	$68,521,968	—	—
Reinvestments of dividends and distributions	32,032	354,596
Cost of shares repurchased	(65,037)	(694,793)	—	—

Net Increase - Institutional Shares	6,446,525	$68,181,771	—	—

Premier Shares:
Proceeds from sale of shares	1,259,392	$13,169,347	—	—
Reinvestments of dividends and distributions	5,571	61,564
Cost of shares repurchased	(48,038)	(508,600)	—	—

Net Increase - Premier Shares	1,216,925	$12,722,311	—	—

*	Mid Cap Growth Fund commenced operations on March 4, 2005.

**	Retail Class shares were merged into the Premier Class shares at the close of business on April 8, 2005.

(2)	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by TimesSquare Capital Management, LLC (“TimesSquare”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and TimesSquare with respect to each of the Funds. AMG indirectly owns a majority interest in TimesSquare. The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers

Notes to Financial Statements (continued)

of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI. MDI serves as the principal underwriter for each Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to an Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Funds are obligated by the Investment Management Agreement to pay monthly a management fee to the Investment Manager at an annual rate of 1.00% of the average daily net assets of each Fund. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Funds for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds. Prior to April 8, 2005, the former Small Cap Fund had a similar Investment Management Agreement with CIGNA.

The Investment Manager has voluntarily agreed, through May 1, 2006, to reimburse expenses to the extent total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class - 1.05%, Small Cap Premier Class - 1.25%, Mid Cap Institutional Class - 1.19% and Mid Cap Premier Class - 1.39%. The Funds are obligated to repay the Investment Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause each Fund’s operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) in any such future year to exceed the above stated percentages, based on each Fund’s average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, TimesSquare from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. Prior to April 8, 2005, the former Small Cap Fund had a similar waiver/reimbursement agreement with CIGNA. At December 31, 2005, the cumulative amounts of unreimbursed expenses for Small Cap and Mid Cap were $85,899 and $58,943, respectively. (Effective with the reorganization, the former Small Cap Fund’s reimbursement available for repayment prior to April 8, 2005 was forfeited by the former investment manager, CIGNA.)

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective July 1, 2005 the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005 the Chairman of the Audit Committee receives an additional $2,000

Notes to Financial Statements (continued)

per year. The “Trustee fees and expenses” paid by Small Cap and Mid Cap for the year ended December 31, 2005 were $34,479 and $1,329, respectively. These amounts represent each Fund’s allocated portion of the total fees and expenses paid by the Fund and the Managers Funds since April 8, 2005. (Prior to April 8, 2005, the former Small Cap Fund paid fees from January 1, 2005 through April 7, 2005 in the amount of $7,170 to the Trustees of CIGNA Group Funds.)

From January 1 through April 8, 2005 the Fund had a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 requiring the payment of a fee at an annual rate of 0.25% of the average daily net assets of the Retail Class shares to Prudential Retirement Brokerage Services (formerly CIGNA Financial Services, Inc.) the Fund’s former distributor. For this period the Retail Class shares paid $7,853. Effective at the close of business on April 8, 2005 the Retail Class shares merged into the Premier Class shares and the Distribution Plan was terminated.

(3)	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2005, for Small Cap were $388,738,222 and $410,598,029, and Mid Cap were $91,552,344 and $14,807,616, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

(4)	Portfolio Securities Loaned

Each Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund, according to agreed-upon rates. (Prior to April 8, 2005, the former Small Cap Fund did not participate in a securities lending program.)

(5)	Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap designate $43,916,354 and $0, respectively, as long-term capital gain for the taxable year ended December 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG TimesSquare Small Cap Growth Fund (formerly CIGNA Small Cap Growth/TimesSquare Fund) and Managers AMG TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG TimesSquare Small Cap Growth Fund (formerly CIGNA Small Cap Growth/TimesSquare Fund) and Managers AMG TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Trust, hereafter referred to as the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2006

Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust hold office until a successor has been duly elected and qualified. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Trustees and Officers (continued)

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Director, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics) No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 1999 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers Trust I (2000-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 1999	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management, LLC

4 Times Square

New York, NY 10036

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semi-annual report, or annual report, please visit www.managersinvest.com.

AR012

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2005	2004
TimesSquare Mid Cap Growth Fund (1)	$15,600	N/A
TimesSquare Small Cap Growth Fund (2)	$9,360	N/A
All Funds in The Managers Funds Complex Audited by PwC	$709,350	$535,060

(1)	Inception date for TimesSquare Mid Cap Growth Fund March 4, 2005.

(2)	TimesSquare Small Cap Growth Fund was reorganized into a portfolio series of Managers AMG Funds on April 11, 2005.

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2005	2004
TimesSquare Mid Cap Growth Fund (1)	$2,250	N/A
TimesSquare Small Cap Growth Fund (2)	$3,300	N/A

(1)	Inception date for TimesSquare Mid Cap Growth Fund March 4, 2005.

(2)	TimesSquare Small Cap Growth Fund was reorganized into a portfolio series of Managers AMG Funds on April 11, 2005.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years (as of September 30, 2005).

	Audit-related fees A		Tax fees A		All other fees A
	2005	2004	2005	2004	2005	2004
Control Affiliates	$476,755	$155,040	$172,139	$260,600	$75,729	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a	)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: March 7, 2006